SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): November 6, 2001

ARDEN REALTY LIMITED PARTNERSHIP

Maryland	0-30571	95-4599813
(State of other jurisdiction of	(Commission	(I.R.S. Employer
Incorporation)	File Number)	Identification No.)

11601 Wilshire Boulevard, Fourth Floor, Los Angeles, California 90025

(Address of principal executive offices) (Zip Code)

(310) 966-2600

(Registrant’s telephone number, including area code)

ITEM 5. OTHER EVENTS.
ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.
SIGNATURE
EXHIBIT INDEX
EXHIBIT 1.1
EXHIBIT 4.1
EXHIBIT 4.2
EXHIBIT 12.1

ITEM 5.  OTHER EVENTS.

     On November 6, 2001, Arden Realty Limited Partnership executed an underwriting agreement for a public offering of $150 million aggregate principal amount of 7.00% notes due November 15, 2007 as set forth in a prospectus supplement dated November 6, 2001 and the accompanying prospectus dated July 24, 2001. The transaction closed on November 9, 2001. For additional information concerning this transaction, refer to the exhibits contained in this current report on Form 8-K.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(a)  Not applicable.

(b)  Not applicable.

(c)  Exhibits.

1.1	Underwriting Agreement dated November 6, 2001, by and among Arden Realty Limited Partnership, Lehman Brothers Inc., Goldman, Sachs & Co., Morgan Stanley & Co. Incorporated, A.G. Edwards & Sons, Inc., Banc One Capital Markets, Inc. and Deutsche Banc Alex. Brown.

4.1	Form of 7.00% Note due 2007.

4.2	Officer’s Certificate pursuant to the Indenture with resolutions attached.

12.1	Statement Regarding Computation of Ratio of Earnings to Fixed Charges.

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SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the signed hereunto duly authorized.

Dated: November 9, 2001	Arden Realty Limited Partnership

By: Arden Realty, Inc.
Its: General Partner

	By:	/s/ Andrew J. Sobel
Andrew J. Sobel Executive Vice President — Strategic Planning and Operations

	By:	/s/ Daniel S. Bothe

Daniel S. Bothe Senior Vice President and Chief Financial Officer — Capital Markets

	By:	/s/ Richard S. Davis

Richard S. Davis Senior Vice President and Chief Financial Officer — Operations and Treasurer

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EXHIBIT INDEX

1.1	Underwriting Agreement dated November 6, 2001, by and among Arden Realty Limited Partnership, Lehman Brothers Inc., Goldman, Sachs & Co., Morgan Stanley & Co. Incorporated, A.G. Edwards & Sons, Inc., Banc One Capital Markets, Inc. and Deutsche Banc Alex. Brown.

4.1	Form of 7.00% Note due 2007.

4.2	Officer's Certificate pursuant to the Indenture with resolutions attached.

12.1	Statement Regarding Computation of Ratio of Earnings to Fixed Charges.

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